UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2019

JEFFERIES FINANCIAL GROUP INC.

(Exact name of registrant as specified in its charter)

New York	1-5721	13-2615557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company:  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	“JEF”	New York Stock Exchange

Item 8.01 Other Events.

Amendment No. 1 to Agreement and Plan of Merger

On May 2, 2019, Jefferies Financial Group Inc. (“Jefferies”) entered into Amendment No. 1 to Agreement and Plan of Merger (“Amendment No. 1”) with HomeFed Corporation, a Delaware corporation (“HomeFed”) and Heat Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of Jefferies (“Merger Sub”), which amended certain terms of that certain Agreement and Plan of Merger (the “Original Merger Agreement”), dated as of April 12, 2019, by and among Jefferies, HomeFed and Merger Sub to, among other things: (i) provide for an exchange ratio of 2.0 shares of Jefferies common stock for every share of HomeFed common stock (without adjustments); (ii) eliminate the ability for a HomeFed stockholder to make an election to receive either stock consideration or cash consideration and (iii) make certain other related amendments.

The foregoing summary of Amendment No. 1 does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of Amendment No. 1, filed as Exhibit 99.1 to this Current Report on Form 8-K.

Press Release

On May 3, 2019, Jefferies issued a press release announcing that the parties had amended the terms of the Original Merger Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of May 2, 2019, by and among Jefferies Financial Group Inc., Heat Merger Sub, LLC and HomeFed Corporation (incorporated by reference to Exhibit 2.1 to HomeFed Corporation’s Current Report on Form 8-K filed with the SEC on May 3, 2019).

99.2	Press Release issued by Jefferies Financial Group, Inc., dated May 3, 2019.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction contemplated by the Agreement and Plan of Merger, dated as of April 12, 2019 as amended on May 2, 2019, among Jefferies Financial Group Inc. (“Jefferies”), HomeFed Corporation (“HomeFed”) and Heat Merger Sub, LLC (“Merger Sub”). This communication may be deemed to be solicitation material in respect of the proposed transaction involving Jefferies and HomeFed. In connection with the proposed transaction, Jefferies will file a registration statement on Form S-4 with the SEC, which will include a proxy statement of HomeFed and a prospectus of Jefferies with respect to the issuance of Jefferies common stock. A definitive proxy statement/prospectus will also be sent to HomeFed stockholders seeking any required stockholder approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Before making any voting or investment decision, investors and HomeFed stockholders are urged to carefully read the entire registration statement and proxy statement/prospectus when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the merger and other transactions contemplated by the merger agreement. Investors and HomeFed stockholders will be able to obtain free copies of the registration statement and proxy statement/prospectus and the other documents filed with the SEC by Jefferies and HomeFed through the web site maintained by the SEC at www.sec.gov. In addition, investors and HomeFed stockholders will be able to obtain free copies of the registration statement and proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of Jefferies at the following:

Jefferies Financial Group Inc.

Attention: Investor Relations

520 Madison Avenue

New York, New York 10022

212-460-1900

www.jefferies.com

Forward-Looking Statements

This communication may “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements about our future and statements that are not historical facts. These forward-looking statements are usually preceded by the words “should,” “expect,” “intend,” “may,” “will,” or similar expressions. Forward-looking statements may contain expectations regarding the proposed merger, and may include statements of future performance, plans, and objectives. Forward-looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Information regarding important factors, including Risk Factors that could cause actual results to differ, perhaps materially, from those in our forward-looking statements is contained in reports we file with the SEC. You should read and interpret any forward-looking statement together with reports we file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Financial Group Inc.

Date: May 3, 2019	By: /s/ Michael J. Sharp
	Name:	Michael J. Sharp
	Title:	Executive Vice President and General Counsel